Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Gary Spaniak, do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)    the Quarterly Report on Form 10-Q/A of Electric Car Company, Inc., to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 13, 2009	By:	/s/ Gary Spaniak
Gary Spaniak
President and Chief Executive Officer (Principal Executive Officer)